UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 22, 2012

DriveTime Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14759	86-0721358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Acceptance Corporation
(Exact name of registrant as specified in its charter)

Arizona	333-169730	82-0587346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Jet Leasing, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-169730-02	27-1063772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DriveTime Sales and Finance Company, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-169730-04	86-0657074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Credit Company, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-169730-05	86-0677984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DriveTime Car Sales Company, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-169730-06	86-0683232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4020 East Indian School Road, Phoenix, Arizona 85018
(Address of principal executive offices, with zip code)

(602) 852-6600
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

DriveTime Automotive Group, Inc. (“DTAG”) is extending the expiration date of its Offer to Purchase and Consent Solicitation (“Offer to Purchase”) with respect to the outstanding 12.625% Senior Secured Notes due 2017 issued by the Company and DT Acceptance Corporation (the “Notes”), from 11:59 p.m. New York City time on October 22, 2012 to 11:59 p.m., New York City time on November 5, 2012, (the “Extended Expiration Date”). Except for such extension of the expiration date, all other terms and conditions of the Offer to Purchase Solicitation as set forth in that certain Offer to Purchase and Consent Solicitation Statement, dated September 24, 2012 (the “Statement”), and the related Consent and Letter of Transmittal of even date thereof, remain unchanged.
Based on preliminary results received from the Depositary and Information Agent, as of 5:00 p.m. New York City time on October 22, 2012, an aggregate principal amount of $192,843,000 (or 96.42%) of the outstanding Notes had been validly tendered and not withdrawn in the Offer to Purchase along with the related consents to the proposed amendments to the indenture governing the Notes. All such Notes were tendered on or prior to the original expiration date.
Upon the terms and subject to the satisfaction of all conditions to the Offer to Purchase set forth in the Statement, the Company will pay the Tender Offer Consideration (as defined in the Statement) by no later than promptly following the Extended Expiration Date for all Notes and Consents validly tendered and accepted for payment on or prior to such date.
Additional information regarding the Offer to Purchase may be obtained from the Depositary and Information Agent, Global Bondholder Services Corporation, at (212) 430-3774 or (866) 873-7700 (toll free).
Holders of the Notes should read the Statement and the related Consent and Letter of Transmittal before making a decision to tender all or any portion of the principal amount of their Notes pursuant to the Offer to Purchase.
Neither the Company, the Depositary and Information Agent, nor any of their respective affiliates makes any recommendation as to whether holders of Notes should tender, or refrain from tendering, all or any portion of the principal amount of their Notes pursuant to the Offer to Purchase.
This Current Report on Form 8-K does not constitute an offer to purchase any outstanding Notes. The Offer to Purchase is being made only pursuant to the Statement and the related Consent and Letter of Transmittal.

SIGNATURES
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 22, 2012	DRIVETIME AUTOMOTIVE GROUP, INC. By: /s/ Mark G. Sauder Mark G. Sauder Chief Financial Officer
Date: October 22, 2012	DT ACCEPTANCE CORPORATION By: /s/ Mark G. Sauder Mark G. Sauder Chief Financial Officer
Date: October 22, 2012	DT JET LEASING, LLC By: /s/ Raymond C. Fidel Raymond C. Fidel President, Chief Executive Officer and Manager
Date: October 22, 2012	DRIVETIME SALES AND FINANCE COMPANY, LLC By: /s/ Raymond C. Fidel Raymond C. Fidel President, Chief Executive Officer and Manager
Date: October 22, 2012	DT CREDIT COMPANY, LLC By: /s/ Raymond C. Fidel Raymond C. Fidel President and Manager
Date: October 22, 2012	DRIVETIME CAR SALES COMPANY By: /s/ Raymond C. Fidel Raymond C. Fidel President and Manager